Bridge Notes	9 Months Ended
Dec. 31, 2011
Bridge Notes [Abstract]
Bridge Notes Disclosure [Text Block]

8.  Bridge Notes

On various dates in September and October 2011, the Company issued promissory notes in the aggregate principal amount of $280,000 (collectively, the “Bridge Notes”) to certain investors. These notes bear no interest and have an average term of 30 days.

As disclosed in Notes 3 and 7, $217,500 of these notes were settled with units issued from the Company’s private offering and the balance of $62,500 was paid directly from proceeds of the private offering. No gain or loss was recognized on the settlement of the Bridge Notes.